UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2009

WASTE2ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1185 Avenue of the Americas, 20th Floor
New York, NY 10036
(Address of principal executive offices) (zip code)

(646) 723-4001
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 4, 2009, Waste2Energy Holdings, Inc. (the “Company”), Waste2Energy, Inc., (“W2E”), the Company’ s wholly-owned subsidiary, and certain purchasers (“Purchasers”) entered into an agreement, (the "Purchase Agreement"), pursuant to which the Company  issued to the purchasers 1,571,000 shares of its common stock and W2E issued the purchasers an aggregate of $1,571,000 of its debentures (the “Debentures”) in exchange for gross proceeds of $1,571,000.  As result of this closing, since June 27, 2009, W2E has issued a total of $2,500,000 of its Debentures and the Company has issued a total of 2,500,000 shares of its common stock in connection with such Debentures.

 Interest on the Debentures accrues daily at a rate of 10% per annum.  Principal and interest must be paid  by November 2, 2009 (90 days of the sale of the Debentures).   The Debentures are automatically due and payable upon the final closing of the sale of at least $5,000,000 of the equity securities of the Company pursuant to a certain private placement offering memorandum.

In connection with the sale of the Debentures, the Company paid a placement agent $157,100 (10% of the amount of the Debentures sold) and a non-accountable expense allowance equal to $47,130 (3% of the Debentures sold).

A copy of the form of Purchase Agreement and Debenture is included as an exhibit to the Current Report on Form 8-K.  The summary of the Purchase Agreement and the Debentures is qualified by reference to this exhibit.

In connection with the sale of the Debentures and Common Stock, the Company and W2E relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements.

N/A

(b) Pro forma financial information.

N/A

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

N/A

(d) Exhibits

Exhibit Number	Description
4.1	Form of Debenture
99.1	Form of Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC.

Dated: August 10, 2009	By:	/s/ Craig Brown
Name: Craig Brown
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Debenture
99.1	Form of Purchase Agreement